UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 06/30/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings Participation Investors

Report for the Six Months Ended June 30, 2025

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
July 31, 2025
We are pleased to present the June 30, 2025 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on September 12, 2025, to shareholders of record on August 29, 2025. The Trust earned $0.32 per share of net investment income, net of taxes, for the second quarter of 2025, compared to $0.31 per share in the previous quarter.

	June 30, 2025(1)(2)	March 31, 2025 (1)(2)	% Change
Quarterly Dividend per share	0.37(3)	0.37	—%
Net Investment Income(4)	$3,396,864	$3,351,768	1.4%
Net Assets	$168,117,718	$167,580,570	0.3%
Net Assets per share(5)	$15.68	$15.65	0.2%
Share Price	$20.11	$17.63	14.1%
Dividend Yield at Share Price	7.4%	8.4%	(11.9)%
(Discount) / Premium	28.25%	12.65%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on September 12, 2025
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,722,277 and 10,704,909 as of 6/30/2025 and as of 3/31/2025, respectively.

•Quarterly total returns at June 30, 2025 and March 31, 2025 were 2.57% and 1.23%, respectively. Longer term, the Trust returned 9.5%, 10.2%, 11.6%, 9.1%, and 10.6% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.
•The Trust’s average quarter-end premium/(discount) for the 1, 3, 5 and 10-year periods was 14.7%, (2.12)%, (5.74)% and (0.47)%, respectively.
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 3.5% and 2.3% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2025, has over 30 years of experience and had commitments of over $28 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.13x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 179 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14% of the market value of the Trust was equity, generating ~$14 million ($1.31 per share) in unrealized appreciation as of June 30, 2025.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended June 30, 2025, the Trust made 16 new investments totaling $13.7 million and 40 add-on investments in existing portfolio companies totaling approximately $1.0 million. During the three months ended June 30, 2025, the Trust had 5 private investment loans repaid at par totaling $1.8 million and realized four equity investments that generated realized gains of $0.5 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $4.2 million or 2.2% of total assets, contributing to a low leverage profile at 0.13x as of June 30, 2025. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.37 remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The level of recurring investment income expected to be generated by the Trust in 2025, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 06/30/25*

Cash & Short-Term Investments 2.2%
Public Debt 0.3%
Public Equity —%
Public Bank Loans 3.9%
Private Debt 3.7%
Private / Restricted Equity 13.5%
Private Bank Loans 76.4%

Cash & Short-Term Investments 3.9%
Equity 13.5%
Fixed Rate 11.9%
Floating Rate 70.7%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$35,160
$16,883
4/1/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2025	1 Year	5 Year	10 Year
Barings Participation Investors	33.91%	18.57%	13.40%
Bloomberg Barclays U.S. Corporate High Yield Index	10.29%	5.97%	5.38%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
June 30, 2025
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$172,097,347
(Cost - $ 162,218,794)
Corporate restricted securities - rule 144A securities at fair value	6,001,675
(Cost - $ 6,635,662)
Corporate public securities at fair value	8,133,923
(Cost - $ 8,316,341)

Total investments (Cost - $ 177,170,797)	186,232,945
Cash	4,210,223
Foreign currencies (Cost - $ 6,831)	6,329
Dividend and interest receivable	2,157,116
Receivable for investments sold	545,071
Other assets	385,523
Total assets	193,537,207

Liabilities:
Note payable	15,000,000
Credit facility (net of deferred financing fees of $163,653)	9,586,347
Investment advisory fee payable	378,265
Interest payable	143,404
Deferred tax liability	132,556
Accrued expenses	178,917
Total liabilities	25,419,489
Commitments and Contingencies (See Note 7)
Total net assets	$168,117,718
Net Assets:
Common shares, par value $0.01 per share	$107,223
Additional paid-in capital	145,193,006
Total distributable earnings	22,817,489
Total net assets	$168,117,718
Common shares issued and outstanding (14,787,750 authorized)	10,722,277
Net asset value per share	$15.68

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the six months ended June 30, 2025
(Unaudited)

Investment Income:
Interest	$8,699,719
Dividends	60,378
Other	146,334
Total investment income	8,906,431
Expenses:
Interest and other financing fees	847,477
Investment advisory fees	755,321
Professional fees	225,280
Trustees’ fees and expenses	163,200
Reports to shareholders	84,000
Custodian fees	12,000
Other	70,321
Total expenses	2,157,599
Investment income - net	6,748,832
Income tax, including excise tax expense	200
Net investment income after taxes	6,748,632
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(1,164,389)
Income tax expense	(15,604)
Net realized loss on investments after taxes	(1,179,993)
Net increase in unrealized appreciation of investments before taxes	666,721
Net decrease in unrealized depreciation of foreign currency translation before taxes	324
Deferred income tax benefit (expense)	6,292
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	673,337
Net loss on investments and foreign currency	(506,656)
Net increase in net assets resulting from operations	$6,241,976

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the six months ended June 30, 2025
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(24,652,872)
Proceeds from disposition of portfolio securities	23,278,422
Interest, dividends and other income received	8,219,040
Interest expenses paid	(836,118)
Operating expenses paid	(1,311,515)
Income taxes paid	(440,804)
Net cash provided by operating activities	4,256,153
Cash flows from financing activities:
Proceeds from credit facility	1,250,000
Cash dividends paid from net investment income	(8,980,541)
Receipts for shares issued on reinvestment of dividends	715,132
Financing fees paid	(22,898)
Net cash used for financing activities	(7,038,307)
Net decrease in cash & foreign currencies	(2,782,154)
Cash & foreign currencies - beginning of period	6,998,382
Effects of foreign currency exchange rate changes on cash and cash equivalents	324
Cash & foreign currencies - end of period	$4,216,552
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$6,241,976
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of portfolio securities	(24,652,872)
Proceeds from disposition of portfolio securities	23,278,422
Unrealized appreciation on investments	(666,721)
Net realized loss on investments	1,164,389
Payment-in-kind non-cash income received	(574,429)
Amortization and accretion	(339,744)
Changes in operating assets and liabilities:
Decrease in interest receivable	503,912
Increase in other assets	(277,130)
Decrease in deferred tax liability	(6,292)
Increase in investment advisory fee payable	6,742
Increase in interest payable	11,359
Decrease in accrued expenses	(8,135)
Decrease in tax payable	(425,000)
Total adjustments to net assets from operations	(1,985,499)
Effects of foreign currency exchange rate changes on cash and cash equivalents	(324)
Net cash provided by operating activities	$4,256,153

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the six months ended 06/30/2025 (Unaudited)	For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$6,748,632	$16,500,252
Net realized loss on investments and foreign currency after taxes	(1,179,993)	(860,920)
Net change in unrealized appreciation of investments and foreign currency after taxes	673,337	1,607,801

Net increase in net assets resulting from operations	6,241,976	17,247,133

Increase from common shares issued on reinvestment of dividends
Common shares issued	715,132	1,233,130

Dividends to shareholders from:
Net investment income	(3,960,816)	(16,725,552)

Total increase / (decrease) in net assets	2,996,292	1,754,711

Net assets, beginning of period/year	165,121,426	163,366,715

Net assets, end of period/year	$168,117,718	$165,121,426

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2025 (Unaudited)	For the years ended December 31,
		2024	2023	2022	2021	2020
Net asset value: Beginning of period/year	$15.46	$15.41	$14.99	$15.19	$13.60	$13.80
Net investment income (a)	0.63	1.55	1.50	0.97	0.86	1.00
Net realized and unrealized gain / (loss) on investments	(0.05)	0.07	0.21	(0.31)	1.53	(0.40)
Total from investment operations	0.58	1.62	1.71	0.66	2.39	0.60
Dividends from net investment income to common shareholders	(0.37)	(1.57)	(1.29)	(0.83)	(0.80)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.03)	—	—
Increase from dividends reinvested	0.01	—	—	—	—	0.00 (b)
Total dividends	(0.36)	(1.57)	(1.29)	(0.86)	(0.80)	(0.80)
Net asset value: End of period/year	$15.68	$15.46	$15.41	$14.99	$15.19	$13.60
Per share market value: End of period/year	$20.11	$17.09	$15.60	$12.32	$14.80	$11.88
Total investment return
Net asset value (c)	3.83%	10.76%	12.46%	4.42%	17.84%	4.66%
Market value (c)	20.07%	20.83%	38.51%	(10.57%)	32.09%	(21.11%)
Net assets (in millions): End of period/year	$168.12	$165.12	$163.37	$158.92	$161.08	$144.18
Ratio of total expenses to average net assets (d)	2.62% (e)	2.89%	2.66%	2.35%	2.66%	1.47%
Ratio of operating expenses to average net assets	1.58% (e)	1.56%	1.56%	1.46%	1.46%	1.38%
Ratio of interest expense to average net assets	1.02% (e)	0.91%	0.76%	0.63%	0.41%	0.43%
Ratio of income tax expense to average net assets	0.02% (e)	0.42%	0.34%	0.26%	0.79%	(0.34)%
Ratio of net investment income to average net assets	8.15% (e)	9.86%	9.69%	6.39%	5.99%	7.52%
Portfolio turnover	12%	32%	12%	12%	43%	34%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the six months ended 06/30/2025 (Unaudited)	For the years ended December 31,
Senior borrowings:		2024	2023	2022	2021	2020
Total principal amount (in millions)	$25	$24	$22	$24	$21	$15
Asset coverage per $1,000 of indebtedness	$7,793	$8,026	$8,511	$7,763	$8,670	$10,612

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.17% Term Loan due 10/08/2025 (SOFR + 4.750%) (G)	$2,347,271	*	$2,348,576	$2,347,271
* 07/01/19 and 12/09/20.

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
9.32% Term Loan due 01/02/2031 (SOFR + 5.000%) (G)	$281,678	01/02/25	186,832	187,189

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
13.50% HoldCo PIK Note due 06/26/2031 (G)	$1,000,000	06/30/25	265,772	265,714

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.16% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$520,173	04/05/22	490,390	486,454
Common Stock (B)	611 shs.	04/05/22	611	—
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	—
			499,753	486,454
Adacore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.56% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$1,163,427	03/13/24	1,008,120	1,018,103

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	46,877
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	12,090
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	201	—
			31,658	58,967
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	95,690

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.33% First Lien Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$506,146	04/28/23	$378,040	$379,929
9.33% Senior Term Loan due 12/02/2029 (SOFR + 5.000%)	$270,868	12/10/24	267,319	267,563
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	29,449
			667,839	676,941
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
9.75% Senior Term Loan due 04/21/2031 (SOFR + 5.000%)	$1,504,787	04/21/25	1,117,701	1,117,029
14.00% Senior Subordinated Debt 04/21/2031	$57,092	04/21/25	57,092	57,092
Limited Liability Company Unit Common (B) (F)	163,121 uts.	04/21/25	163,121	163,121
			1,337,914	1,337,242
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.80% Term Loan due 11/22/2028 (SOFR + 4.500%) (G)	$894,215	12/01/22	595,708	593,333
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	17,352
			603,708	610,685
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$280,895	07/15/22	256,388	258,231
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	19,840
			267,609	278,071
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.43% Term Loan due 10/31/2025 (SOFR + 7.000%)	$1,685,115	10/30/18	1,684,504	1,546,936

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	218,435
			209,600	427,825
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.38% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	443,022	424,091
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	43,437
			488,022	467,528

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.93% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$1,005,849	12/05/24	$769,823	$771,213

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.69% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,205,615	11/30/21	1,085,331	1,095,037
12.00% HoldCo PIK Note due 05/19/2028	$442,482	11/30/21	439,898	442,482
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	71,212
			1,569,460	1,608,731
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.33% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	$618,243	08/23/24	442,050	443,813
Common Stock (B)	56,012 shs.	08/23/24	56,012	61,053
			498,062	504,866
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	217,016	187,560

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.93% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$1,382,598	10/14/21	1,325,873	1,317,327
9.93% Senior Term Loan due 03/28/2030 (SOFR + 5.500%)	$48,273	04/03/25	47,836	47,790
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	121,901
			1,485,544	1,487,018
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.70% Term Loan due 10/04/2025 (SOFR + 6.250%)	$784,104	10/03/18	783,699	723,728

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.43% First Lien Term Loan due 05/21/2026 (SOFR+ 5.000%)	$847,630	05/14/18	845,747	834,915
9.51% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$362,480	10/02/23	359,428	357,768
			1,205,175	1,192,683

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.30% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$2,426,412	12/13/21	$2,284,609	$2,308,539

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.05% Term Loan due 09/30/2027 (SOFR + 4.750%) (G)	$1,715,060	09/30/24	1,360,489	1,363,617

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.28% First Lien Term Loan due 02/11/2030 (SOFR + 5.000%) (G)	$438,950	02/26/24	303,588	305,529
Limited Liability Company Unit (B) (F)	12 uts.	02/26/24	12,000	12,299
			315,588	317,828
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.28% First Lien Term Loan due 09/30/2029 (SOFR + 6.000%) (G)	$990,056	10/04/23	949,325	942,143

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.03% First Lien Term Loan due 12/27/2027 (SOFR + 4.750%) (G)	$957,555	12/28/21	916,983	915,361
Limited Liability Company Unit (B) (F)	12,008 uts.	07/22/22	12,665	13,089
			929,648	928,450
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.12% Senior Term Loan due 10/31/2027 (SOFR + 5.750%)	$1,272,756	11/18/24	1,250,919	1,265,119
10.07% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$955,215	03/20/23	576,952	587,415
10.03% Term Loan due 07/24/2027 (LIBOR + 5.750%) (G)	$120,367	08/08/24	118,688	119,645
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	260,823
			2,094,028	2,233,002
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.30% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,655,091	03/15/24	1,511,622	1,524,292
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	54,467
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	57,009
			1,560,792	1,635,768

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.95% Term Loan due 01/04/2027 (SOFR + 4.500%)	$1,598,407	01/29/21	$1,588,936	$1,582,423
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	158,589
			1,644,581	1,741,012
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	290,344 shs.	05/08/24	290,344	540,040

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.78% Term Loan due 12/28/2027 (SOFR + 4.500%) (G)	$816,798	02/14/22	727,003	734,146
9.07% Incremental Term Loan due 02/14/2028 (SOFR + 4.750%) (G)	$651,442	09/13/23	641,782	651,442
8.78% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$104,005	12/30/22	102,408	104,005
Preferred Stock (B)	33 shs.	02/14/22	36,108	94,672
			1,507,301	1,584,265
Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.57% Senior Term Loan due 04/30/2031 (SOFR + 6.250%) (G)	$1,606,849	05/02/25	1,484,980	1,484,209
Common Stock (B)	1,182 shs.	05/02/25	118,200	118,200
			1,603,180	1,602,409
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.30% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/07/24	292,405	293,038

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.80% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$1,391,870	03/20/25	356,943	357,714

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	30,227

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,335,730	04/15/22	$1,333,560	$1,333,058
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	1,030,290
			1,764,810	2,363,348
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.68% First Lien Term Loan due 04/19/2028 (SOFR + 5.250%) (G)	$677,241	04/15/22	616,597	609,594

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.47% Term Loan due 01/31/2027 (SOFR + 5.250%)	$575,250	01/30/20	575,250	496,441
(0.25% PIK) Incremental Term Loan due 01/31/2027 (SOFR +.250%)	$76,083	09/14/23	75,373	65,659
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			717,930	562,100

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.90% Term Loan due 12/22/2026 (SOFR + 5.500%) (G)	$1,382,990	12/22/20	1,376,214	1,273,691

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	17,546 shs.	*	19,238	20,002
*11/02/22 & 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.73% (0.25% PIK) Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$1,396,511	12/29/21	996,702	672,854
10.70% (0.25% PIK) Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$268,791	12/21/23	265,803	204,818
10.73% (0.25% PIK) Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$109,384	07/31/23	108,189	83,351
Common Stock (B)	2,209 shs.	12/29/21	94,091	—
Limited Liability Company Unit Class A (B)	553 uts.	04/29/24	25,563	—
Preferred Stock (B)	11 shs.	03/18/25	11,888	—
			1,502,236	961,023

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.18% Senior Term Loan due 09/30/2027 (SOFR + 4.750%)	$2,059,920	10/01/21	$2,048,002	$2,059,920
Limited Liability Company Unit (B) (F)	73,333 uts.	10/01/21	73,404	91,666
			2,121,406	2,151,586
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (0.25% PIK) Second Lien Term Loan due 6/27/2029	$811,572	06/27/24	798,663	798,018
Limited Liability Company Unit (B) (F)	2,769 uts.	06/27/24	276,900	365,730
			1,075,563	1,163,748
Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.80% Term Loan due 03/03/2032 (SOFR + 4.500%) (G)	$524,205	03/28/25	408,587	408,831
Common Stock (B)	20 uts.	03/28/25	20,320	22,489
			428,907	431,320
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
9.05% Term Loan due 07/01/2027 (SOFR + 4.750%)	$1,675,179	07/20/21	1,657,243	1,668,478

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.68% Second Lien Term Loan due 11/05/2029 (SOFR + 7.250%)	$1,679,204	11/22/21	1,663,058	1,588,527
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	23,774
			1,708,854	1,612,301
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$1,020,031	03/01/23	1,000,811	1,013,197
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	347,071
			1,289,273	1,360,268
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.94% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,012,790	12/30/21	885,862	881,884
9.83% Incremental Term Loan due 12/30/2027 (SOFR + +5.500%) (G)	$696,784	05/23/24	403,475	405,267
			1,289,337	1,287,151

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$874,494	12/02/24	$858,962	$860,327
Common Stock (B)	515,625 shs.	12/02/24	515,625	757,969
			1,374,587	1,618,296
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	158,375

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
10.81% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%)	$742,890	05/01/24	692,918	692,004

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.05% Term Loan due 12/15/2025 (SOFR + 5.750%)	$844,890	02/09/21	842,649	838,132
10.05% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	$145,423	09/01/23	144,842	144,259
			987,491	982,391
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.33% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,091,526	11/05/21	912,050	920,589

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.72% Senior Term Loan due 03/04/2032 (SOFR + 4.500%) (G)	$391,631	03/04/25	150,360	150,608

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.58% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	470,435	472,857
Limited Liability Company Unit Common (B) (F)	34 uts.	05/24/22	33,631	26,288
			504,066	499,145

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Follett School Solutions
A provider of software for K-12 school libraries.
8.77% Term Loan due 04/11/2030 (SOFR + 4.500%)	$1,499,918	04/21/25	$1,499,918	$1,499,918
LP Units (B) (F)	881 uts.	08/30/21	8,805	12,811
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,914
			1,510,726	1,515,643
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.20% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,035,000	05/21/21	1,025,958	1,035,000
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	86,526
			1,133,771	1,121,526
Gojo Industries
A manufacturer of hand hygiene and skin health products.
13.82% First Lien Term Loan due 10/20/2028 (SOFR + 9.500%)	$618,561	10/24/23	606,702	618,561

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.30% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	$1,298,412	08/21/24	909,317	909,209
Limited Liability Company Unit (B) (F)	419,595 uts.	08/21/24	419,595	562,257
			1,328,912	1,471,466
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	178,190

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	32,962
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	32,962

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.88% Senior Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$1,018,427	01/31/25	579,564	579,586

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$2,550,433	11/17/21	2,529,636	2,359,150

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
9.08% Senior Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$958,241	08/31/23	$739,234	$755,867
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	14,625
			750,571	770,492
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.38% Term Loan due 03/31/2027 (SOFR + 5.000%)	$823,051	03/26/21	817,361	741,569

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F) (I)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.01% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$875,724	07/27/22	704,898	645,720
13.01% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$94,249	02/15/23	94,166	87,840
			799,064	733,560
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.26% Term Loan due 12/28/2029 (SOFR + 6.000%) (G)	$1,168,627	01/12/24	975,083	954,225
Limited Liability Company Unit (B) (F)	579 uts.	01/12/24	57,892	47,454
			1,032,975	1,001,679
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.53% Incremental Term Loan due 02/04/2028 (SOFR + 6.000% cash, 3.750% PIK)	$422,304	04/05/22	418,916	399,077

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
9.04% Term Loan due 06/27/2031 (G)	$453,928	06/30/25	447,722	447,722
Limited Liability Company Unit (B) (F)	39 uts.	06/30/25	5,309	5,309
			453,031	453,031

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
9.05% Senior Term Loan due 12/31/2028 (SOFR + 4.750%) (G)	$631,048	10/18/23	$559,711	$568,223

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.84% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,344,738	1,344,346
9.80% First Lien Term Loan due 02/28/2029 (SOFR + 5.500%)	$274,262	03/16/23	269,203	271,519
9.73% Incremental Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$178,699	04/28/23	176,195	176,911
Common Stock (B) (F)	401 shs.	02/28/22	41,971	187,700
			1,832,107	1,980,476
Kings III
A provider of emergency phones and monitoring services.
9.33% First Lien Term Loan due 07/07/2028 (SOFR + 5.000%) (G)	$489,931	08/31/22	430,386	435,558
9.33% Incremental Lien Term Loan due 08/31/2028 (SOFR + 5.000%) (G)	$498,839	02/16/24	495,858	498,839
			926,244	934,397
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.80% Term Loan due 12/23/2027 (SOFR + 4.500%) (G)	$1,672,614	02/07/22	1,435,705	1,442,916
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	17,414
			1,443,007	1,460,330
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
9.30% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$721,993	05/01/25	552,330	551,921

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.67% Incremental Term Loan due 12/18/2026 (SOFR + 6.250%)	$2,401,614	*	2,389,275	2,372,795
* 12/22/20 and 09/09/21

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	$2,298,574	$13,737,377

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.46% Senior Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$417,117	04/09/25	389,922	389,766

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.80% Term Loan due 09/30/2027 (SOFR + 4.500%) (G)	$1,264,780	09/30/24	1,073,418	1,075,725

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.80% Senior Lien Term Loan due 12/31/2029 (SOFR + 5.500%) (G)	$720,585	03/01/24	635,574	602,106
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	14,363
			666,274	616,469
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.43% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$755,000	08/09/21	749,735	755,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	145,000
			849,735	900,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$607,891	06/27/22	604,441	607,890
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	577,295
			1,016,206	1,185,185
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.80% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$482,200	03/28/25	423,649	423,770

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
9.05% Senior Term Loan due 03/24/2031 (SOFR + 4.750%)	$558,065	03/24/25	357,319	357,601

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.67% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$783,584	11/05/21	$779,832	$763,994
10.67% Term Loan due 08/21/2026 (SOFR + 6.250%)	$548,682	08/25/20	546,051	534,965
			1,325,883	1,298,959
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.83% Term Loan due 02/01/2026 (SOFR + 4.500%) (G)	$1,132,173	02/10/21	1,123,215	1,132,172
8.93% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$503,269	11/14/22	496,073	503,269
			1,619,288	1,635,441
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
9.80% Term Loan due 09/13/2029 (SOFR + 5.500%) (G)	$1,680,470	09/13/23	1,010,710	1,040,129
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	35,537
			1,043,313	1,075,666
Newforma
A leader in Project Information Management software for the construction industry.
10.80% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$735,611	03/31/23	658,841	660,862
Limited Liability Company Unit (B)	81,722 shs.	08/15/23	84,194	48,216
			743,035	709,078
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.95% Senior Term Loan due 12/16/2029 (SOFR + 4.650%) (G)	$1,470,943	12/13/24	992,662	994,420

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$217,651	10/24/23	217,650	217,650
Preferred Stock (B)	15 shs.	10/24/23	138,217	190,918
Common Stock (B) (I)	12 shs.	10/24/23	0	98,880
			355,867	507,448
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.23% Term Loan due 03/31/2029 (SOFR + 4.750%) (G)	$603,515	03/31/22	513,917	520,104

ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
9.30% Senior Term Loan due 08/07/2031 (SOFR + 5.000%) (G)	430,847	06/13/25	424,436	424,384

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	$380,545	$479,487
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.55% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$611,833	10/20/23	$603,070	609,386
Limited Liability Company Unit (B) (F)	30,371 uts.	10/20/23	303,705	291,921
			906,775	901,307
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.54% (4.00% PIK) First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,889,699	12/20/21	1,868,053	1,874,392
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21	—	—
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21	—	—
			1,868,053	1,874,392
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.33% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,410,623	11/14/17	1,405,216	1,410,623
10.33% Term Loan due 08/31/2026 (SOFR + 6.000%)	$284,939	09/29/20	282,972	284,939
			1,688,188	1,695,562
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.20% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$895,621	12/03/21	762,628	752,738
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	345,635
			909,738	1,098,373
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$2,376,372	12/03/21	1,064,183	1,000,452
Limited Liability Company Unit (B)	185,072 uts.	07/31/14	172,898	—
* 09/28/17 and 02/15/18.			1,237,081	1,000,452

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.45% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$1,268,824.00	11/15/21	$1,263,674	$1,196,501

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.58% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$815,063	07/18/23	698,875	655,560
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	16,687	690991
			730,875	672,247
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.67% Term Loan due 03/06/2026 (SOFR + 5.250%) (G)	$672,914	03/06/19	670,793	656,764

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.17% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$835,000	03/15/22	704,920	712,420
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	30,710
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	151,935
			801,694	895,065
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
9.26% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$1,000,000	02/06/25	569,510	570,401

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.83% Senior Term Loan due 09/19/2029 (SOFR + 4.500%) (G)	$906,424	09/23/24	725,874	727,296
Common Stock (B)	218 shs.	09/30/24	21,824	21,829
			747,698	749,125

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.33% First Lien Term Loan due 10/31/2028 (SOFR + 5.000%) (G)	$191,675	11/01/22	$164,026	$166,937
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	6,851
			169,426	173,788
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.85% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$547,705	10/15/24	294,485	295,431
Common Stock (B)	30 shs.	10/15/24	30,000	27,382
			324,485	322,813
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.83% Senior Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/10/25	289,452	289,059

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.16% Term Loan due 07/31/2026 (SOFR + 5.750%)	$1,292,080	08/12/20	1,287,279	1,292,080
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	10,120
			1,308,811	1,302,200
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.94% Senior Term Loan due 08/16/2027 (SOFR + 5.500%)	$936,893	11/15/21	927,625	877,869
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	19,025
			968,104	896,894
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.82% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$1,725,000	05/19/25	1,386,775	1,386,405

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.49% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$652,006	12/30/22	628,369	643,230

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Rock Labor
A provider of live entertainment event labor in the United States.
9.82% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$398,995	09/14/23	$332,740	$336,299
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	55,688
			398,416	391,987
Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.42% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,392,914	07/30/18	2,385,089	2,380,949

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.17% Senior Term Loan due 09/13/2029 (SOFR + 5.000%) (G)	$1,432,989	10/03/24	1,029,399	1,031,946

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.56% Term Loan due 08/02/2030 (SOFR + 5.250%) (G)	$2,483,140	08/02/24	2,199,513	2,205,026

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.28% PIK Term Loan due 12/31/2026 (SOFR + 4.000%) (D)	$1,280,817	01/08/19	1,277,411	400,896
11.41% Senior Term Loan due 04/15/2030 (G)	$81,237	04/15/25	43,411	43,377
			1,320,822	444,273
Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.33% Term Loan due 12/15/2026 (SOFR+ 5.000%) (G)	$1,979,028	12/15/20	1,970,193	1,979,028
Common Stock (B)	30 shs.	12/16/20	29,900	38,601
* 12/15/20 and 07/24/24.			2,000,093	2,017,629

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	688 shs.	06/28/24	0	0
Class B Units (B) (I)	2,395 shs.	06/28/24	0	0
Class C Units (B) (I)	31,364 shs.	06/28/24	0	0
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.18% First Lien Term Loan due 07/30/2025 (SOFR + 4.750%)	$1,433,624	07/27/18	1,426,176	1,421,295

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.33% Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$1,239,482	03/27/23	$663,832	$678,609

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.65% (3.75% PIK) Term Loan due 12/15/2027 (SOFR + 2.250%) (G)	$1,479,335	12/16/21	1,464,949	1,263,352

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
9.28% First Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$498,409	04/25/25	436,343	435,977
12.78% Second Term Loan due 04/25/2030 (SOFR + 8.500%)	$447,214	04/25/25	429,982	429,326
			866,325	865,303

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$533,298	11/27/24	530,834	533,298
Common Stock (B)	184 shs.	11/27/24	808,118	466,054
			1,338,952	999,352
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.93% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,670,713	11/03/21	1,556,134	1,569,243

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.26% First Lien Term Loan due 09/30/2029 (SOFR + 5.000%) (G)	$1,478,345	09/01/23	1,284,653	1,310,331
Common Stock (B)	29 shs.	09/01/23	29,000	61,304
			1,313,653	1,371,635
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.82% Term Loan due 01/31/2028 (SOFR + 5.500%) (G)	$962,264	06/13/25	943,343	945,425

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.28% Senior Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,678,199	07/23/24	1,210,542	1,215,683
Limited Liability Company Unit (B) (F)	47,941 uts.	07/23/24	47,941	44,585
			1,258,483	1,260,268

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.99% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$2,504,234	07/29/21	$2,489,425	$2,504,234
Common Stock (B)	1,340 shs.	07/30/21	42,078	76,728
			2,531,503	2,580,962
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.18% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,208,542	12/02/21	1,058,451	987,231
10.22% Incremental Lien Term Loan due 12/02/2027 (SOFR + 5.750%)	$452,827	04/02/24	446,848	422,488
			1,505,299	1,409,719
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.88% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$918,257	07/02/21	853,712	835,423
9.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$717,841	06/07/24	362,830	346,444
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	52,623
			1,291,208	1,234,490
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.03% First Line Term Loan due 03/31/2030 (SOFR + 6.750%) (G)	$1,101,795	03/04/24	1,006,656	1,023,824
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	474,059
			1,318,537	1,497,883
Swoop
A provider of marketing data and engagement technology to the biopharma industry.
8.83% Senior Line Term Loan due 04/12/2032 (SOFR 4.500%) (G)	$500,000	04/10/25	255,595	255,076

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.18% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$554,315	03/31/22	526,333	525,980
10.43% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$155,642	05/22/23	152,997	154,086
			679,330	680,066
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.83% Term Loan due 11/15/2030 (SOFR + 4.500%) (F) (G)	$1,709,529	11/15/24	932,351	934,982
Common Stock (B) (F)	17 shs.	11/15/24	17,000	20,359
			949,351	955,341

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Subordinated Note due 05/02/2030	$1,035,000	05/25/23	$1,023,001	$1,017,923
14.00% Senior Subordinated Note due 08/31/2027	$201,250	08/30/24	198,125	197,929
14.00% Senior Subordinated Note due 12/16/2029	$61,333	12/19/24	60,297	60,321
Limited Liability Company Unit (B) (F)	891,204 uts.	05/25/23	901,630	926,853
			2,183,053	2,203,026
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.20% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,943,510	12/20/21	1,607,946	1,597,781
9.20% Term Loan due 12/04/2029 (SOFR + 4.750%) (G)	$542,774	01/02/25	215,695	215,697
			1,823,641	1,813,478
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,003,784	04/29/22	995,455	912,440
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	—
			1,819,032	912,440
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
9.07% Term Loan due 12/18/2029 (SOFR + 4.750%) (G)	$685,251	05/21/25	678,613	678,399
9.08% Term Loan due 12/15/2027 (SOFR + 4.750%) (G)	$1,066,753	12/21/21	328,069	327,583
			1,006,682	1,005,982
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.83% Term Loan due 10/31/2031 (SOFR + 4.500%) (G)	$782,220	10/31/24	573,957	574,934

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	77,180

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.55% Senior Term Loan due 09/03/2027 (SOFR + 5.250%) (G)	$581,375	09/03/24	523,483	523,470

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.90% (2.00% PIK) Term Loan due 02/19/2026 (SOFR + 5.500%)	$1,682,321	02/25/21	$1,674,312	$1,470,348
9.90% (2.00% PIK) Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$56,967	10/19/23	56,109	49,789
			1,730,421	1,520,137
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.83% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,700,973	07/25/23	1,578,393	1,594,763

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.43% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,567,894	07/29/21	1,560,678	1,567,894

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
9.08% Senior Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$1,962,852	11/22/24	902,184	920,115

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
9.08% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$605,665	06/02/25	352,638	352,518
Limited Liability Company Unit (B)	15,278 uts.	06/02/25	15,278	15,278
			367,916	367,796
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.20% Term Loan due 06/01/2026 (SOFR + 5.750%) (G)	$2,008,859	11/29/18	2,003,947	1,990,980
10.20% Senior Loan due 10/11/2027 (SOFR + 5.750%)	$471,477	10/10/24	468,841	467,281
			2,472,788	2,458,261
USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
13.75% (1.00% PIK) Term Loan due 06/30/2029	$632,173	03/14/24	625,118	629,013
Limited Liability Company Unit (B)	27,916 uts.	01/10/25	51,923	134,553
			677,041	763,566

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date		Cost	Fair Value

Private Placement Investments - 102.37%: (C)

VB Spine
A top-5 producer of spinal implants and devices used in fusion and non-fusion spinal surgeries.
12.80% Secured Term Loan due 03/25/2030 (SOFR + 8.500%)	$1,564,266	03/31/25	$	$1,504,814	$1,501,695
Common Stock (B)	26,485 shs.	03/31/25		—	—
				1,504,814	1,501,695
VitalSource
A provider of digital fulfillment software for the higher education sector.
8.82% Term Loan due 06/01/2028 (SOFR + 4.500%)	$1,573,840	06/01/21		1,556,632	1,558,101
7.31% Term Loan due 04/11/2030 (SOFR + 4.500%) (G)	$106,565	06/01/21		74,142	74,101
Limited Liability Company Unit (B) (F)	1,891 uts.	04/21/25		18,909	45,457
				1,649,683	1,677,659
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.68% Term Loan due 12/31/2025 (SOFR + 6.250%) (G)	$2,114,134	05/17/18		2,112,349	2,092,993

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.40% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,633,972	08/01/23		884,212	888,380
9.36% Term Loan due 12/13/2029 (SOFR + 5.000%) (G)	$85,228	12/23/24		84,530	84,530
				968,742	972,910
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15		370,241	14,810

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
10.83% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$951,878	02/15/23		826,588	849,603
Limited Liability Company Unit (B)	4,206 uts.	02/15/23		42,058	64,769
				868,646	914,372
Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
9.03% Senior Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$613,489	04/17/25		456,434	456,210

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 105.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.37%: (C)

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.97% Term Loan due 11/30/2027 (SOFR + 5.500%) (G)	$1,013,202	12/01/21	$965,456	$959,642
9.97% Term Loan due 03/05/2030 (SOFR + 5.500%)	$242,680	03/05/25	278,866	277,500
9.97% Incremental Term Loan due 12/01/2027 (SOFR + 5.500%)	$90,677	04/09/24	89,473	89,407
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	129,832
Limited Liability Company Unit Preferred (B) (F)	32 uts.	04/05/24	41,252	41,249
Preferred Stock (B) (F)	10 uts.	03/05/25	14,123	14,109
			1,534,973	1,511,739
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.74% First Lien Term Loan due 03/22/2030 (SOFR + 5.500%) (G)	$1,704,487	03/22/24	1,593,700	1,620,540

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
9.55% Term Loan due 10/03/2029 (SOFR + 5.250%) (G)	$977,857	10/03/22	840,362	841,117

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.20% First Lien Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$979,219	02/08/22	876,014	873,555
10.20% Incremental Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$674,981	08/31/23	666,064	666,544
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	45,755
			1,573,334	1,585,854

Total Private Placement Investments (E)			$162,218,794	$172,097,347

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.57%: (H)

Bonds - 3.57%
Carriage Purchaser Inc.	7.875	10/15/2029	$750,000	$616,889	$666,411
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	350,180
CSC Holdings LLC	5.000	11/15/2031	625,000	545,902	290,625
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,784	482,461
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	750,000	704,201	505,193
Nielsen	9.290	04/15/2029	658,000	647,700	640,685
Prince	9.000	02/15/2030	740,000	658,838	498,536
Radiology Partners, Inc (9.781% PIK)	9.781	02/15/2030	786,679	751,581	772,911
Staples	10.750	09/01/2029	750,000	730,979	709,818
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	419,327	403,460
Wilsonart	11.000	08/15/2032	750,000	740,461	681,395
Total Bonds				6,635,662	6,001,675

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$6,635,662	$6,001,675

Total Corporate Restricted Securities				$168,854,456	$178,099,022

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Corporate Public Securities - 4.84%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.46%
AP Highlands		9.38	10/16/2028	$705,446	$699,637	$694,158
Aretec Group Inc	3.50	7.83	8/9/2030	843,630	845,739	844,769
Bausch Health Companies Inc	6.25	10.56	9/25/2030	917,431	895,428	882,881
BMC Software	5.75	10.08	7/30/2032	1,000,000	988,258	970,630
Fidelis	5.00	9.30	12/31/2031	995,000	990,511	990,523
Mcafee (6.04% PIK)	7.00	6.04	7/27/2028	30,396	30,396	7,042
Precisely	4.00	8.54	4/24/2028	936,615	928,520	886,272
Syncsort Incorporated	7.25	11.79	4/23/2029	222,222	221,400	204,722
Team Health Holdings	5.25	9.53	3/2/2027	548,229	538,439	544,714
Twitter	6.50	10.93	10/26/2029	497,449	496,859	485,480
Two Kings Casino	4.75	9.05	12/16/2031	280,400	279,043	283,322
Wilsonart	4.25	8.55	7/25/2031	718,943	709,542	707,037
Total Bank Loans					7,623,772	7,501,550

Bonds - 0.82%
Jetblue Airways	—	9.875	09/20/31	650,000	692,569	632,373
Total Bonds					692,569	632,373

Total Corporate Public Securities					$8,316,341	$8,133,923

Total Investments		110.78%			$177,170,797	$186,232,945
Other Assets		4.34				7,304,262
Liabilities		(15.12)				(25,419,489)
Total Net Assets		100.00%				$168,117,718
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of June 30, 2025, the value of these securities amounted to $172,097,347 or 102.37% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of June 30, 2025, total unfunded commitments amounted to $20,105,882 and had unrealized depreciation of $(99,137) or (0.06)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.95%
Accurus Aerospace	$486,454
Applied Aerospace Structures Corp.	610,685
Bridger Aerospace	187,560
Compass Precision	2,363,348
County of Gallatin MT	350,180
CTS Engines	1,273,691
Mission Microwave	616,469
Trident Maritime Systems	1,520,137
Whitcraft Holdings, Inc.	914,372
8,322,896
AIRLINES - 1.34%
Echo Logistics	1,612,301
Jetblue Airways	632,373
2,244,674
AUTOMOTIVE - 3.40%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	427,825
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	467,528
EFC International	1,360,268
Omega Holdings	520,104
Randy's Worldwide	173,788
Spatco	1,260,268
SVI International, Inc.	1,497,883
5,707,664
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.44%
Aretec Group Inc	844,769
The Caprock Group	1,005,982
The Hilb Group, LLC	574,934
2,425,685
BUILDING MATERIALS - 1.73%
Decks Direct	961,023
Lockmasters Incorporated	551,921
Wilsonart	1,388,432
2,901,376
CABLE & SATELLITE - 0.76%
CSC Holdings LLC	290,625
Inmarsat Finance PLC	482,461
Liberty Cablevision of Puerto Rico	505,193
1,278,279

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.29%
Americo Chemical Products	$676,941
Polytex Holdings LLC	1,000,452
Prince	498,536
2,175,929
CONSUMER CYCLICAL SERVICES - 6.96%
CJS Global	2,233,002
Expert Institute Group	150,608
LYNX Franchising	2,372,795
Mobile Pro Systems	1,185,185
ROI Solutions	1,031,946
Staples	709,818
Swoop	255,076
Team Air (Swifty Holdings LLC)	2,203,026
Turnberry Solutions, Inc.	1,567,894
11,709,350
CONSUMER INDUSTRIAL - 0.57%
Tapco	955,341

CONSUMER PRODUCTS - 3.20%
Elite Sportswear Holding, LLC	158,375
Handi Quilter Holding Company	32,962
Ice House America	1,001,679
Jones Fish	1,980,476
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	389,766
Renovation Brands (Renovation Parent Holdings, LLC)	896,894
Terrybear	912,440
Terrybear	1,191,285
6,563,877
DIVERSIFIED MANUFACTURING - 4.84%
Accelevation	187,189
Energy Acquisition Company, Inc.	692,004
HTI Technology & Industries Inc.	733,560
MNS Engineers, Inc.	900,000
Process Insights Acquisition, Inc.	672,247
Safety Products Holdings, Inc.	2,017,629
Standard Elevator Systems	1,409,719
Tank Holding	680,066
Worldwide Electric Corporation	841,117
8,133,531

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 2.00%
Cascade Services	$942,143
Dwyer Instruments, Inc.	1,668,478
Pro Vision	749,125
3,359,746
ENVIRONMENTAL - 1.18%
ENTACT Environmental Services, Inc.	982,391
Northstar Recycling	994,420
1,976,811
FINANCE COMPANIES - 1.12%
AP Highlands	694,158
Portfolio Group	1,196,501
1,890,659
FINANCIAL OTHER - 2.40%
Coduet Royalty Holdings, LLC	540,040
Cogency Global	1,584,265
Fidelis	990,523
UHY LLP	920,115
4,034,943
FOOD & BEVERAGE - 3.17%
California Custom Fruits & Flavors	317,828
PANOS Brands LLC	479,487
Sara Lee Frozen Foods	1,421,295
Westminster Acquisition LLC	14,810
Woodland Foods, Inc.	1,511,739
Ziyad	1,585,854
5,331,013
GAMING - 0.17%
Two Kings Casino	283,322

HEALTHCARE - 8.17%
Cadence, Inc.	$1,192,683
Cloudbreak	1,635,768
Golden Ceramic Dental Lab	1,471,466
Heartland Veterinary Partners	2,359,150
HemaSource, Inc.	770,492
Home Care Assistance, LLC	741,569
Illumifin	399,077
Innovia Medical	453,031
ISTO Biologics	568,223
Parkview Dental Partners	901,307
Real Chemistry	289,059
Radiology Partners, Inc	772,911
Team Health Holdings	544,714
13,734,891

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.58%
Warner Pacific Insurance Services	972,910

INDUSTRIAL OTHER - 20.66%
Accredited Labs	265,714
Application Bootcamp LLC	1,337,242
BKF Engineers	504,866
Caldwell & Gregory LLC	1,363,617
Coker	357,714
Concept Machine Tool Sales, LLC	562,100
Door & Window Guard Systems	431,320
Electric Equipment and Engineering	1,618,296
Gojo Industries	618,561
Kings III	934,397
Madison Indoor Air Solutions	13,737,377
Media Recovery, Inc.	1,075,725
Momentum Group	423,770
MSI Express	357,601
Ocelot Holdco	507,448
ORS Nasco	424,384
Polara (VSC Polara LLC)	1,098,373
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	656,764
RapidAir	322,813
SBP Holdings	678,609
Stratus Unlimited	1,234,490
Tencarva Machinery Company	1,813,478
Tipco Technologies	523,470
USA Industries	763,566
VB Spine	1,501,695
World 50, Inc.	1,620,540
34,733,930
LOCAL AUTHORITY - 0.87%
LeadsOnline	1,460,330

MEDIA & ENTERTAINMENT - 5.27%
Advantage Software	58,967
ASC Communications, LLC (Becker's Healthcare)	278,071
BrightSign	1,487,018
DistroKid (IVP XII DKCo-Invest, LP)	2,151,586
Music Reports, Inc.	1,298,959
RKD Group	1,386,405
Rock Labor	391,987
Screenvision Media	865,303
Terrier Media Buyer, Inc.	403,460
See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
June 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

The Octave Music Group, Inc. (fka TouchTunes)	77,180
Wilson Language Training	456,210
8,855,146
PACKAGING - 1.42%
Brown Machine LLC	723,728
Diversified Packaging	1,163,748
Five Star Holding, LLC	499,145
2,386,621
PHARMACEUTICALS - 0.53%
Bausch Health Companies Inc	882,881

PROPERTY & CASUALTY - 1.11%
Pearl Holding Group	1,874,392

TECHNOLOGY - 25.34%
1WorldSync, Inc.	2,347,271
AdaCore Inc	1,018,103
Audio Precision	1,546,936
Becklar	771,213
Best Lawyers (Azalea Investment Holdings, LLC)	1,608,731
BMC Software	970,630
CAi Software	2,308,539
Cash Flow Management	928,450
CloudWave	1,741,012
Cognito Forms	1,602,409
Coherus Biosciences	293,038
Command Alkon	30,227
Comply365	609,594
DataServ	20,002
EFI Productivity Software	1,287,151
Follett School Solutions	1,515,643
GraphPad Software, Inc.	178,190
HaystackID	579,586
Mcafee	7,042
Net at Work	1,075,666
Newforma	709,078
Nielsen	640,685
Precisely	886,272
ProfitOptics	895,065
Project Halo	570,401
Recovery Point Systems, Inc.	1,302,200
RPX Corp	2,205,026
Ruffalo Noel Levitz	444,273
Scaled Agile, Inc.	1,263,352

Industry Classification:	Fair Value/ Market Value

Smartling, Inc.	1,569,243
smartShift Technologies	1,371,635
Sonicwall	945,425
Stackline	2,580,962
Syncsort Incorporated	204,722
Trintech, Inc.	1,594,763
Twitter	485,480
Unosquare	367,796
U.S. Legal Support, Inc.	2,458,261
VitalSource	1,677,659
42,611,731

TRANSPORTATION SERVICES - 6.31%
AIT Worldwide Logistics, Inc.	95,690
Carriage Purchaser Inc.	666,411
eShipping	920,589
FragilePAK	1,121,526
Pegasus Transtech Corporation	1,695,562
RoadOne IntermodaLogistics	643,230
Rock-it Cargo	2,380,949
SEKO Worldwide, LLC	999,352
VP Holding Company	2,092,993
10,616,302
Total Investments - 110.78%
(Cost - $177,170,797)	$186,232,945

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $172,097,347 (102.37% of net assets) as of June 30, 2025, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

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determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

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Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust has determined that this guidance has not had a significant impact on its consolidated financial statements.
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2025.

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The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$7,002,127	$—	$6,001,675	$1,000,452
Bank Loans	145,449,955	—	945,425	144,504,530
Common Stock - U.S.	4,331,959	—		4,331,959
Preferred Stock	696,648	—	—	696,648
Partnerships and LLCs	20,618,333	—	—	20,618,333
Public Securities
Bank Loans	7,501,550		5,816,869	1,684,681
Corporate Bonds	632,373	—	632,373	—
Total	$186,232,945	$—	$13,396,342	$172,836,603
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2025:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$121,809,415	Income Approach	Implied Spread	8.0% - 22.9%	11.2%
	$2,671,982	Market Approach	Earnings Multiple	7.6x - 10.5x	9.0x
Corporate Bonds	$1,000,452	Market Approach	Revenue Multiple	0.3x	0.3x
Equity Securities**	$24,540,703	Enterprise Value Waterfall Approach	Valuation Multiple	0.1x - 33.0x	12.4x
	$804,329	Market Approach	Revenue Multiple	1.0x - 11.5x	4.2x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $22,009,722 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 06/30/2025
Restricted Securities
Corporate Bonds	$959,937	$40,515	$—	$—	$—	$—	$—	$1,000,452
Bank Loans	137,695,499	(463,670)	23,813,054	(4,355,221)	(12,185,132)	—	—	144,504,530
Common Stock - U.S.	4,285,172	(86,603)	139,132	(5,742)	—	—	—	4,331,959
Preferred Stock	657,453	(4,641)	47,016	(3,180)	—	—	—	696,648
Partnerships and LLCs	20,662,269	858,339	267,987	(1,170,262)	—	—	—	20,618,333
Public Securities
Bank Loans	2,282,891	6,790	—	—	(605,000)	—	—	1,684,681
Total	$166,543,221	$350,730	$24,267,189	$(5,534,405)	$(12,790,132)	$—	$—	$172,836,603
* For the six months ended June 30, 2025, there were no transfers into or out of Level 3.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Depreciation in Net Assets from assets still held
Interest - OID Amortization	$278,462	-
Net realized loss on investments before taxes	(429,576)	-
Net change in unrealized appreciation of investments before taxes	501,844	(262,580)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2025, the fair value of the Trust’s non-accrual assets was $1,599,426, or 0.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $2,341,028, or 1.3% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest

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income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2025, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2025, the PI Subsidiary Trust has incurred income tax expense of $15,604.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2025, the PI Subsidiary Trust has a deferred tax liability of $132,556.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority

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of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2025 the Trust incurred total interest expense on the Note of $498,750.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $163,653 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended June 30, 2025, was approximately $9,059,392 and 6.54%, respectively. As of June 30, 2025, the principal balance outstanding was $9,750,000 at an interest rate of 6.50%. For the six months ended June 30, 2025, the Trust incurred total interest expense on the Credit Facility of $297,820.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$22,498,746	$19,502,270
Corporate public securities	694,350	1,869,614
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory

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developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other

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agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
At June 30, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Accelevation	$57,179	$57,258
Accredited Labs	714,286	714,228
Adacore Inc	30,613	32,977
Applied Aerospace Structures Corp	23,125	23,162
Becklar	119,306	119,471
Caldwell & Gregory LLC	159,563	160,034
California Custom	73,457	74,267
Cascade Services	19,853	16,987
Cash Flow Management	276,755	276,755
Coker	903,826	904,396
EFI Productivity Software	282,807	283,287
Electrical Components	39,000	38,978
Expert Institute	154,480	154,578
Global Point Technology Group	102,273	95,355
Golden Ceramic Dental Lab	186,486	186,471
HaystackID	346,085	346,092
Ice House America	163,225	159,290
Lockmasters Incorporated	118,575	118,491
MSI Express	83,710	83,755
Net at Work	509,659	518,809
Northstar Recycling	253,550	253,854
Process Insights Acquisition, Inc.	52,932	47,306
Project Halo	335,366	335,665
Randy's Worldwide	16,900	17,567
Rapidair Compressed Air Products	163,983	164,267
Real Chemistry	129,582	129,248
RKD GROUP	189,174	189,133
ROI Solutions	201,719	202,082
SBP Holdings	395,272	397,287
SPATCO	234,370	235,297
Stratus Unlimited	407,185	392,129
SVI International, Inc.	25,990	27,726
Swoop	181,818	181,349
TAPCO	553,083	554,012
Tencarva Machinery Company	320,292	320,294
The Caprock Group	535,353	535,185
The Hilb Group, LLC	123,470	123,629
TIPCO TECHNOLOGIES	9,019	9,013
UHY LLP	867,672	875,598
Unosquare	164,365	164,333
VitalSource	$31,398	$31,386
Warner Pacific Insurance Services	732,192	735,055
Whitcraft LLC	254,872	255,315
Wilson Language Training	41,907	41,892

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Woodland Foods, Inc.	39,375	39,345
	$10,625,102	$10,622,608

Revolvers	Unfunded Amount	Unfunded Value
Accelevation	$33,789	$33,856
Accurus Aerospace	25,917	25,423
Adacore Inc	101,913	102,788
Americo Chemical Products	120,041	120,490
Applied Aerospace Structures Corp	14,475	14,704
ASC Communications, LLC	22,664	22,813
Becklar	103,058	103,200
Best Lawyers	110,577	111,467
BKF Engineers	165,590	166,062
BrightSign	51,444	50,615
CAi Software	117,873	120,196
Caldwell & Gregory LLC	172,500	172,815
California Custom	55,093	55,336
Cascade Services	3,309	2,828
Cash Flow Management	29,851	29,724
CJS Global	242,424	245,463
Cloudbreak	119,048	120,536
Cogency Global	82,652	83,375
Cognito Forms	94,521	94,475
Coker	111,400	111,462
Comply365	52,748	52,203
Decks Direct, LLC	414,337	318,387
Door and Window Guard Systems Inc	110,603	110,662
EFI Productivity Software	118,246	118,003
eShipping	170,937	172,274
Expert Institute	83,058	83,110
Global Point Technology Group	68,182	63,551
Golden Ceramic Dental Lab	186,486	186,471
HaystackID	83,998	84,000
HemaSource, Inc.	202,373	205,886
Ice House America	12,613	11,001
Innovia Medical	42,580	42,580
ISTO Biologics	60,932	61,754
Jones Fish	199,610	199,525
Kings III	54,374	54,989
LeadsOnline	224,512	225,521
Lockmasters Incorporated	45,785	45,758
Magnolia Wash Holdings	23,180	23,172
Media Recovery, Inc.	174,764	175,282
Mission Microwave	73,803	69,171
Momentum Group	54,042	54,056
MSI Express	110,392	110,454

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Net at Work	130,682	132,970
Newforma	62,979	63,283
Northstar Recycling	208,264	208,513
Omega Holdings	83,411	85,031
Polara	142,884	127,787
Process Insights Acquisition, Inc.	49,517	43,415
ProfitOptics	122,581	124,297
Project Halo	83,333	83,408
Pro-Vision	168,976	169,337
Randy's Worldwide	7,187	7,470
Rapidair Compressed Air Products	81,992	82,133
Real Chemistry	78,859	78,847
RKD GROUP	130,533	130,505
RoadOne IntermodaLogistics	10,970	12,984
Rock Labor	57,867	58,384
ROI Solutions	180,553	180,873
RPX Corp	252,041	252,601
Ruffalo Noel Levitz	37,055	37,021
SBP Holdings	162,503	163,909
Screenvision Media	52,464	52,426
Smartling, Inc.	101,471	102,260
smartShift Technologies	168,014	170,932
SPATCO	204,986	205,607
Standard Elevator Systems	140,339	131,724
SVI International, Inc.	51,980	53,716
Swoop	60,606	60,596
Tank Holding Corp	21,818	21,781
TAPCO	201,121	201,431
Tencarva Machinery Company	321,435	319,860
The Caprock Group	193,150	192,985
The Hilb Group, LLC	77,714	77,819
TIPCO TECHNOLOGIES	42,549	42,548
Top Tier Admissions	367,021	366,902
Trintech Inc	88,010	89,196
UHY LLP	229,678	231,776
Unosquare	79,696	79,681
Whitcraft LLC	102,275	105,316
Wilson Language Training	107,704	107,663
Woodland Foods, Inc.	169,273	168,094
World 50, Inc.	83,947	85,269
Worldwide Electric Corporation	124,224	124,320
Ziyad	93,424	94,029
	$9,480,780	$9,384,137
Total Unfunded Commitments	$20,105,882	$20,006,745

As of June 30, 2025, unfunded commitments had unrealized depreciation of $(99,137) or (0.06)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$4,405,947
Net investment income (net of taxes)	3,351,767	$0.31
Net realized and unrealized loss on investments (net of taxes)	(1,292,938)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$4,500,484
Net investment income (net of taxes)	3,396,865	$0.32
Net realized and unrealized gain on investments (net of taxes)	786,282	0.07

9.    Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, May 16, 2025. The shareholders were asked to vote to re-elect Susan B. Sweeney and David M. Mihalick as Trustees, each for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Cliff Noreen, Michael H. Brown, Barbara M. Ginader, Maleyne M. Syracuse and Edward P. Grace, continued to serve their respective terms following the May 16, 2025 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Susan B. Sweeney	7,871,832	242,401
David M. Mihalick	7,897,443	216,790
9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of June 30, 2025, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

CI6216

(b) Not applicable.
ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable for semi-annual reports.
ITEM 6. INVESTMENTS
(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable.
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable for semi-annual reports.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable for semi-annual reports.
(b)    There were no changes to the Registrant's Portfolio Managers during the period covered by this report.
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/25-1/31/25	0	0	0	0
Month #2 02/01/25-2/28/25	0	0	0	0
Month #3 03/01/25-3/31/25	0	0	0	0
Month #4 04/01/25-4/30/25	0	0	0	0
Month #5 05/01/25-5/31/25	0	0	0	0
Month #6 06/01/25-6/30/25	0	0	0	0
Total	0	0	0	0

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable.
(b)    Not applicable.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
ITEM 19. EXHIBITS
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable for semi-annual reports.

    (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable for semi-annual reports.

    (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

    (4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2025
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant)	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2025

(Registrant)	Barings Participation Investors

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	September 8, 2025